Pacific Funds Series Trust NSAR 03-31-18
EXHIBIT 77Q1(a)
MATERIAL AMENDMENTS TO REGISTRANT'S CHARTER OR BYLAWS


The following documents are included in Registrant's Form Type N1A/B, Accession No. 0001193125-17-352547 filed on November 27, 2017, and incorporated by reference herein:

Amended and Restate Declaration of Trust

By-Laws